UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2016

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 28, 2016, Colgate-Palmolive Company (the “Company”) issued a press release announcing its earnings for the quarter ended June 30, 2016.  This press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01.  Other Events.

As a result of management changes effective April 1, 2016, the Company realigned the geographic structure of its Europe/South Pacific and Asia reportable operating segments within the Oral, Personal and Home Care product segment. Management responsibility for the South Pacific operations was transferred from Europe/South Pacific management to Asia management. Accordingly, commencing with the Company’s financial reporting for the quarter ended June 30, 2016, the results of the South Pacific operations are reported in the Asia Pacific reportable operating segment, which results in a slight modification to the geographic components of the Oral, Personal and Home Care product segment, with no impact on historical Company results overall.

For information purposes and to provide investors with historical information on a basis consistent with its new reporting structure, the Company has recast its historical geographic segment information to conform to the new reporting structure.

Attached as Exhibit 99.2 and incorporated by reference in this Item 8.01 are schedules containing segment information by operating segment for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, the three months ended March 31, 2016 and 2015, the three months ended December 31, 2015 and the three and nine months ended September 30, 2015.

As noted above, the segment change and supplemental disclosures discussed above have no impact on the Company’s historical consolidated financial position, results of operations or cash flows. The recast financial information contained in Exhibit 99.2 does not represent a restatement of previously issued financial statements. The information in this Item 8.01, including Exhibit 99.2, should be read in conjunction with the Company’s Annual Reports on Form 10-K for the years ended December 31, 2015, 2014 and 2013 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and September 30, 2015.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibits are filed with this document:

Exhibit Number	Description

99.1	Press release, dated July 28, 2016, issued by Colgate-Palmolive Company
99.2	Recast segment information of Colgate-Palmolive Company

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated July 28, 2016, issued by Colgate-Palmolive Company
99.2	Recast segment information of Colgate-Palmolive Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: July 28, 2016	By:	/s/ Dennis J. Hickey
	Name:	Dennis J. Hickey
	Title:	Chief Financial Officer

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